UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 20, 2006

FOREFRONT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-29707	65-0910697
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

835 Bill Jones Industrial Drive Springfield, Tennessee	37172
(Address of principal executive offices)	(Zip Code)

(615) 384-1286

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amended Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed with the Commission on December 27, 2006. This amendment provides, among other things, the information required by Item 9.01- Financial Statements, Pro Forma Financial Information and Exhibits.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As reported in our Form 8-K filed on December 27, 2006, we executed and consummated an Asset Purchase Agreement on December 20, 2006, (the “Purchase Agreement”) with Devant Ltd. and its principals (“Devant”). Under the Purchase Agreement, which had an effective date of December 3, 2006, ForeFront Devant, Inc., an indirectly wholly owned subsidiary of ForeFront Holdings, Inc., acquired substantially all of the assets and assumed certain liabilities of Devant for an aggregate purchase price of $4,665,387, including $2,993,000 in cash, $400,000 in promissory notes, 250,000 shares of our common stock, representing a guaranteed value of $1,250,000 at a future measurement date, and $22,387 of acquisition costs. See the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements for further details.

A copy of the Purchase Agreement was filed as an exhibit to our Form 8-K filed on December 27, 2006 and is incorporated herein by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

1.	Financial Statements of Devant Ltd.

a.	Report of Independent Registered Public Accounting Firm.

b.	Balance Sheet at September 30, 2006.

c.	Statement of Operations and Retained Earnings for the nine months ended September 30, 2006.

d.	Statement of Cash Flows for the nine months ended September 30, 2006.

e.	Notes to Financial Statements.

(b)	Pro Forma Financial Information

1.	Introduction to Pro Forma Condensed Combined Financial Statements.

2.	Unaudited Pro Forma Condensed Combined Balance Sheet at September 30, 2006.

3.	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2006.

4.	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2005.

5.	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(c)	Exhibits

None.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ForeFront Holdings, Inc.

Dated: February 26, 2007	By:	/s/ MICHAEL S. HEDGE
Michael S. Hedge
Chief Executive Officer

3

ForeFront Holdings, I nc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

Devant, Ltd.

Monroe, North Carolina

We have audited the accompanying balance sheet of Devant, Ltd. (an S corporation) as of September 30, 2006, and the related statements of operations and retained earnings and cash flows for the nine months then ended. These financial statements are the responsibility of Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our audit opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Devant, Ltd. as of September 30, 2006, and the results of its operations and its cash flows for the nine months then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Potter & Company, P.A.

February 20, 2007
Monroe, North Carolina

DEVANT, LTD.

BALANCE SHEET

September 30, 2006

2006
ASSETS
CURRENT ASSETS
Accounts receivable, less allowance of $78,116	$932,126
Inventory, less allowance of $76,643	981,017
Prepaid expenses	8,087

Total Current Assets	1,921,230

PROPERTY AND EQUIPMENT
Computer software	260,522
Furniture and fixtures	52,472
Transportation equipment	74,478
Machinery and equipment	1,092,266
Leasehold improvements	238,081

1,717,819
Less accumulated depreciation	(1,433,968)

Property and Equipment, Net	283,851

TOTAL ASSETS	$2,205,081

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Cash overdraft	$22,906
Line of credit	983,000
Current portion long-term debt	34,092
Accounts payable	387,243
Sales commission payable	35,927
Royalties payable	11,773
Sales tax payable	1,646
Accrued salaries and withholdings	61,231

Total Current Liabilities	1,537,818

LONG-TERM DEBT	25,492

Total Liabilities	1,563,310

STOCKHOLDERS’ EQUITY
Common stock ($1 par value, 100,000 shares authorized, 500 shares of Class A issued and outstanding)	500
Additional paid in capital	600,000
Retained earnings	41,271

Total Stockholders’ Equity	641,771

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,205,081

See Accompanying Notes to Financial Statements

DEVANT, LTD.

STATEMENT OF OPERATIONS AND RETAINED EARNINGS

For the Nine Months Ended September 30, 2006

	Amount	Percent
SALES	$5,213,143	100.00

COST OF GOODS SOLD
Inventory – beginning	1,205,491	23.12
Purchases	2,105,943	40.40
Freight – in	122,478	2.35
Salaries	466,207	8.94
Contractors	7,467	0.14
Supplies	176,446	3.38

	4,084,032	78.33
Inventory – ending	981,017	18.82

Total Cost of Goods Sold	3,103,015	59.51

GROSS PROFIT	2,110,128	40.49

OPERATING EXPENSES	2,303,401	44.19

LOSS FROM OPERATIONS	(193,273)	(3.70)

OTHER INCOME (EXPENSE)
Gain on sale of fixed assets	1,700	0.03
Bad debt expense	(86,494)	(1.66)
Interest expense	(69,150)	(1.33)
Miscellaneous income	3,872	0.07

Total Other Income and (Expenses)	(150,072)	(2.89)

NET LOSS	(343,345)	(6.59)

Retained Earnings, Beginning	571,278
Prior period adjustment	(159,422)
Stockholder distributions	(27,240)

Retained Earnings, Ending	$41,271

See Accompanying Notes to Financial Statements.

DEVANT, LTD.

STATEMENT OF CASH FLOWS

For the Nine Months Ended September 30, 2006

2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(343,345)
Add charges to operations not requiring cash flow:
Depreciation and amortization	41,602
Gain on disposal of fixed assets	(1,700)

Net change in operating assets and liabilities	390,269

Net Cash Provided By Operating Activities	86,826

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(7,709)
Proceeds from sale of fixed assets	1,700

Net Cash Used In Investing Activities	(6,009)

CASH FLOWS FROM FINANCING ACTIVITIES
Stockholder distributions	(27,240)
Net changes in line of credit	53,000
Proceeds from issuance of long-term debt	49,250
Payments on long-term debt	(20,968)
Loans to shareholder	27,257

Net Cash Provided By Financing Activities	81,299

NET INCREASE IN CASH	162,116
Bank Overdraft – Beginning of Year	(185,022)

Bank Overdraft – End of Year	$(22,906)

CHANGES IN OPERATING ASSETS AND LIABILITIES
(Increase) Decrease in Assets
Accounts receivable	$(196,262)
Inventories	224,474
Prepaid expenses	14,380

Net Change in Operating Assets	42,592

Increase (Decrease) in Liabilities
Accounts payable	273,303
Sales commission payable	23,921
Royalties payable	11,773
Sales tax payable	1,646
Accrued salaries and withholdings	37,034

Net Change in Operating Liabilities	347,677

NET CHANGE IN OPERATING ASSETS AND LIABILITIES	$390,269

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$69,150

See Accompanying Notes to Financial Statements.

DEVANT, LTD.

NOTES TO FINANCIAL STATEMENTS

September 30, 2006

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

A. Organization

The Company is primarily engaged in the production and wholesale of golf towels and other similar consumer good products. Primary products include imaged dyed golf and sport towels. The Company operates from its office and production facilities in Monroe, North Carolina.

B. Accounts Receivable

Accounts receivable are recorded net of allowance for expected losses. The allowance is estimated from historical performance and projections of trends.

C. Inventory

Inventory is accounted for under the lower of cost (first-in, first-out) or market.

D. Property, Plant and Equipment

Property, plant and equipment are recorded at cost. Depreciation starts when the asset is placed in service. The Company depreciates property, plant and equipment using the straight line and accelerated methods over the following estimated useful lives.

Description	Years

Computer software	3 years

Furniture and fixtures	5-7 years

Machinery and equipment	5-10 years

Transportation equipment	5 years

Buildings and leasehold improvements	5-40 years

Depreciation expense for the nine months ended September 30, 2006 was $41,269.

E. Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

F. Use of Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Income Taxes

The Company has elected S Corporation status for income tax purposes. In lieu of corporate income taxes, the stockholders of an S Corporation are individually taxed on their proportionate share of the Company’s taxable income. Therefore, no provision for income taxes has been included in the financial statements.

DEVANT, LTD.

NOTES TO FINANCIAL STATEMENTS

September 30, 2006

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Advertising

Advertising costs are expensed as incurred. Advertising expense was $4,252 for the nine months ended September 30, 2006.

NOTE 2 – INVENTORIES

Inventories consisted of the following at September 30, 2006:

2006
Raw materials	$633,748
Work-in-progress	1,050
Finished goods	422,862

1,057,660
Less allowance for obsolescence	(76,643)

$981,017

NOTE 3 – NOTES PAYABLE

The Company has available a $1,750,000 line of credit with a bank. The amount of the line that can be drawn is based on the level of accounts receivable and inventory. Interest is due monthly at the bank’s prime interest rate plus 1.0%. The outstanding principal plus all accrued unpaid interest is due on July 1, 2007. The balance on this line of credit was $983,000 as of September 30, 2006. The line of credit is secured by the Company’s accounts receivable and inventory.

NOTE 4 – LONG-TERM DEBT

2006
Note payable to a bank, payable in 35 monthly payments of $843, including interest at the bank’s prime interest rate plus 1.0%. Due December 2008. Secured by equipment.	$20,679

Note payable to a bank, payable in 35 monthly payments of $709, including interest at the bank’s prime interest rate plus 1.0%. Due December 2008. Secured by equipment.	17,393

Note payable to a bank, payable in 35 monthly payments of $1,289, including interest at the bank’s prime interest rate plus 1.0%. Due February 2008. Secured by equipment.	21,512

59,584
Less portion due within one year	(34,092)

Long-Term Debt	$25,492

DEVANT, LTD.

NOTES TO FINANCIAL STATEMENTS

September 30, 2006

NOTE 4 – LONG-TERM DEBT (continued)

Future minimum payments due are as follows:

2007	$34,092
2008	25,492

$59,584

NOTE 5 – COMMITMENTS AND CONTINGENCIES

The Company is periodically involved in legal actions and claims that arise as a result of events that occur in the normal course of operations. The ultimate resolution of these actions is not expected to have a material adverse effect on the Company’s financial position.

NOTE 6 – RELATED PARTY TRANSACTIONS

The Company leases office and warehouse facilities from Jimini. Devant, Ltd. is related to Jimini by common ownership. The lease is a 3-year lease expiring in December 2006, with an option to renew for an additional 3 years. Total lease expense for the nine months ended September 30, 2006 was $153,000.

Future minimum lease payments to a related party are as follows:

October – December 2006	$51,000

NOTE 7 – LEASES

The Company leases various items of office equipment under arrangements accounted for as operating leases with aggregate annual rental payments of $1,678 per year. One lease expired during April 2006. The remaining operating lease is set to expire during October 2007. Rent expense attributable to operating leases was $1,531 for the nine months ended September 30, 2006.

A schedule of the Company’s future minimum lease payments follows:

October – December 2006	$147
2007	489

$636

DEVANT, LTD.

NOTES TO FINANCIAL STATEMENTS

September 30, 2006

NOTE 8 – EMPLOYEE SERVICES

The Company has entered into an agreement with a Professional Employer Organization (PEO) for co-employment of all employees. The PEO handles payroll administration, benefits administration, workers’ compensation insurance and other human resource areas. The employee services expense for the nine months ended September 30, 2006 was $170,031. The expense includes payroll tax, workers’ compensation insurance and the PEO processing fee.

NOTE 9 – CONCENTRATION OF CREDIT RISK

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of trade accounts receivable. The Company routinely assesses the financial strength of its customers and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited. Customers are not concentrated in any geographic region.

The Company’s cash balance in one financial institution regularly exceeds the amount insured by the Federal government.

NOTE 10 – PURCHASE AGREEMENT

In January 2006 the Company purchased Sir Christopher Hatton. This purchase included the Sir Christopher Hatton name, all records, all artwork, and the customer list. The purchase excluded old inventory, equipment, current receivables, and current payables. The terms of the purchase are based upon sales over a six year period. During the six year payout, the payments will be made of two components. The first component is a base salary for the Sir Christopher Hatton owners equal to 5% of the previous year’s sales and paid in 26 equal payments during the year. The second component of the payment is a royalty of 4% on all current products produced in Belgium and 8% on all new Sir Christopher Hatton products (exceptions are permitted if mutually agreed upon by all parties). The 8% rate is currently paid on the majority of Sir Christopher Hatton products due to the Company’s redesign of the product line produced in Belgium. In addition, the Company agreed to pay 50% of Sir Christopher Hatton’s rent until March 2007 when the lease will expire and the location can be closed. The Company also agreed to warehouse any remaining old Sir Christopher Hatton inventory for a period of one year to allow for adequate time to sell.

NOTE 11 – SUBSEQUENT EVENT

In December 2006, the Company entered into an asset purchase agreement with ForeFront Devant, Inc. for the sale of substantially all operating assets, including current assets, property and equipment, and the assumption of certain liabilities.

NOTE 12 – PRIOR PERIOD ADJUSTMENT

A prior period adjustment of $159,422 was recorded to beginning retained earnings to remove the carrying balance of other assets previously capitalized and amortized by the Company. These other assets included costs for development of color separations and embroidery tapes and were amortized on a straight-line basis over a three year period.

FOREFRONT HOLDINGS, INC.

INTRODUCTION TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(UNAUDITED)

The following unaudited pro forma condensed combined financial statements give effect to the following acquisition transactions.

On September 12, 2006, ForeFront Burton, Inc., an indirectly wholly owned subsidiary of ForeFront Holdings, Inc. (“ForeFront” or “the Company”), acquired substantially all of the assets and assumed certain liabilities of Burton Golf, Inc. (“Burton”), with an effective date of September 3, 2006. The transaction is more fully described in Note 1 to the pro forma condensed combined financial statements.

On December 20, 2006, ForeFront Devant, Inc., an indirectly wholly owned subsidiary of the Company, acquired substantially all of the assets and assumed certain liabilities of Devant, Ltd. (“Devant”), with an effective date of December 3, 2006. The transaction is more fully described in Note 1 to the pro forma condensed combined financial statements.

The following unaudited pro forma condensed combined balance sheet combines the balance sheet of ForeFront with Devant at September 30, 2006, as if the purchase of Devant occurred on that date. The Company’s unaudited consolidated balance sheet, including Burton, was included in the Company’s Form 10-QSB filed on November 14, 2006. The following unaudited pro forma condensed combined statements of operations combine the results of operations of ForeFront with Burton and Devant for the nine months ended September 30, 2006, and for the year ended December 31, 2005, and present the business activity for the combined entities as if the purchases of Burton and Devant occurred at the beginning of 2006 and 2005, respectively.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the separate historical financial statements of Burton, as filed in the Company’s Form 8-K/A on November 3, 2006, the separate historical financial statements of Devant, appearing elsewhere herein, and the historical financial statements of ForeFront, as filed and included in Form 10-QSB for the nine month period ended September 30, 2006 and Form 10-KSB for the year ended December 31, 2005. These pro forma financial statements are not necessarily indicative of the combined financial position had the acquisition occurred on September 30, 2006, the combined results of operations which might have existed for the periods indicated, or the results of operations as they may be in the future. For purposes of preparing ForeFront’s consolidated financial statements, a new basis will be established for the assets and liabilities of Devant based upon the fair value thereof, including the costs of the acquisition. The unaudited pro forma condensed combined balance sheet and statement of operations reflects management’s best estimates of the purchase price allocation.

FOREFRONT HOLDINGS, INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEET

(UNAUDITED)

SEPTEMBER 30, 2006

	FOREFRONT(a)	DEVANT(b)	PRO FORMA ADJUSTMENTS (see F-15)		PRO FORMA COMBINED
ASSETS
CURRENT ASSETS
Cash	$127,972	$—	$2,150,000	(c)	$2,277,972
	—	—	843,000	(g)	843,000
	—	—	(2,993,000)		(2,993,000)

Net Cash	127,972	—	—		127,972
Accounts receivable, net	5,645,580	932,126	—		6,577,706
Inventories, net	7,023,519	981,017	—		8,004,536
Prepaid expenses	517,938	8,087	—		526,025
Other receivables	43,829	—	—		43,829

Total Current Assets	13,358,838	1,921,230	—		15,280,068
PROPERTY AND EQUIPMENT, NET	2,001,476	283,851	(47,344	)(d)	2,237,983
INTANGIBLES, NET	3,827,069	—	3,028,376	(e)	6,855,445
GOODWILL	547,657	—	—		547,657
OTHER ASSETS	28,259	—	—		28,259

TOTAL ASSETS	$19,763,299	$2,205,081	$2,981,032		$24,949,412

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Line of credit	$—	$983,000	$(983,000	)(f)	$—
Revolving Credit Facility	5,557,441	—	843,000	(g)	6,400,441
Accounts payable and accrued liabilities	6,593,014	520,726	22,387	(h)	7,136,127
Interest payable and accrued liabilities to related parties	354,657	—	—		354,657
Short-term note payable	—	—	300,000	(i)	300,000
Current maturities of long-term debt	—	34,092	(34,092	)(j)	—
Note payable to related party	2,175,000	—	—		2,175,000
Capital lease obligation	27,090	—	—		27,090

Total Current Liabilities	14,707,202	1,537,818	148,295		16,393,315
NOTE PAYABLE TO RELATED PARTY, LESS CURRENT PORTION	2,100,000	—	—		2,100,000
CAPITAL LEASE OBLIGATION, LESS CURRENT PORTION	133,296	—	—		133,296
LONG-TERM DEBT, LESS CURRENT PORTION	—	25,492	74,508	(k)	100,000
GUARANTEE UNDER PURCHASE CONSIDERATION	487,500	—	997,500	(l)	1,485,000
ACCRUED PENSION LIABILITY, LESS CURRENT PORTION	428,285	—	—		428,285
MINORITY INTEREST IN SUBSIDIARY	74,088	—	—		74,088

Total Liabilities	17,930,371	1,563,310	1,220,303		20,713,984

STOCKHOLDERS’ EQUITY
Series A Preferred stock	1,000	—	—		1,000
Series B Preferred stock	4,300	—	—		4,300
Series C Preferred stock	—	—	538	(c)	538
Common stock	7,046	500	250	(m)	7,796
	—	—	(500	)(n)	(500)

Net common stock	7,046	500	(250)		7,296
Additional paid-in capital	18,998,204	600,000	252,250	(m)	19,850,454
	—	—	(600,000	)(n)	(600,000)
	—	—	2,149,462	(c)	2,149,462

Net additional paid-in capital	18,998,204	600,000	1,801,712		21,399,916
Retained earnings (deficit)	(17,177,622)	41,271	(41,271	)(n)	(17,177,622)

Total Stockholders’ Equity	1,832,928	641,771	1,760,729		4,235,428

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$19,763,299	$2,205,081	$2,981,032		$24,949,412

See notes to unaudited pro forma condensed combined financial statements.

FOREFRONT HOLDINGS, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2006

	FOREFRONT(a)	BURTON(b)	DEVANT(c)	PRO FORMA ADJUSTMENTS (see F-17)		PRO FORMA COMBINED
SALES, NET	$21,528,920	$6,341,985	$5,213,143	$—		$33,084,048
COST OF SALES	16,487,305	4,951,271	3,103,015	—		24,541,591

GROSS PROFIT	5,041,615	1,390,714	2,110,128	—		8,542,457
OPERATING EXPENSES
Selling, general and administrative expenses	11,101,007	2,453,664	2,303,401	925,420	(d)	16,783,492

LOSS FROM OPERATIONS	(6,059,392)	(1,062,950)	(193,273)	(925,420)		(8,241,035)
OTHER INCOME (EXPENSES)
Interest	(687,219)	(226,946)	(69,150)	252,269	(e)	(731,046)
Other income, net	67,185	(16,787)	(80,922)	—		(30,524)

	(620,034)	(243,733)	(150,072)	252,269		(761,570)

LOSS BEFORE INCOME TAXES	(6,679,426)	(1,306,683)	(343,345)	(673,151)		(9,002,605)
PROVISION FOR INCOME TAXES	—	192,041	—	(192,041	)(f)	—

NET INCOME (LOSS)	$(6,679,426)	$(1,114,642)	$(343,345)	$(865,192)		$(9,002,605)

WEIGHTED AVERAGE SHARES OUTSTANDING	6,662,745			500,000	(g)	7,162,745

NET INCOME (LOSS) PER COMMON SHARE BASIC AND DILUTED	$(1.00)					$(1.26)

See notes to unaudited pro forma condensed combined financial statements.

FOREFRONT HOLDINGS, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(UNAUDITED)

YEAR ENDED DECEMBER 31, 2005

	FOREFRONT(a)	BURTON(b)	DEVANT(c)	PRO FORMA ADJUSTMENTS (see F-17)		PRO FORMA COMBINED
SALES, NET	$26,691,378	$10,242,107	$6,235,317	$—		$43,168,802
COST OF SALES	19,943,784	7,822,204	3,582,085	—		31,348,073

GROSS PROFIT	6,747,594	2,419,903	2,653,232	—		11,820,729
OPERATING EXPENSES
Selling, general and administrative expenses	11,704,236	3,116,077	2,979,829	1,374,744	(d)	19,174,886

LOSS FROM OPERATIONS	(4,956,642)	(696,174)	(326,597)	(1,374,744)		(7,354,157)
OTHER INCOME (EXPENSES)
Interest	(1,962,464)	(322,602)	(82,477)	339,366	(e)	(2,028,177)
Other income, net	26,816	(50,152)	9,907	—		(13,429)

	(1,935,648)	(372,754)	(72,570)	339,366		(2,041,606)

LOSS BEFORE INCOME TAXES	(6,892,290)	(1,068,928)	(399,167)	(1,035,378)		(9,395,763)
PROVISION FOR INCOME TAXES	—	413,277	—	(413,277	)(f)	—

NET INCOME (LOSS)	$(6,892,290)	$(655,651)	$(399,167)	$(1,448,655)		$(9,395,763)

WEIGHTED AVERAGE SHARES OUTSTANDING	5,698,922			500,000	(g)	6,198,922

NET INCOME (LOSS) PER COMMON SHARE BASIC AND DILUTED	$(1.21)					$(1.52)

See notes to unaudited pro forma condensed combined financial statements.

FOREFRONT HOLDINGS, INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2006 AND YEAR ENDED DECEMBER 31, 2005

(Unaudited)

NOTE 1 – ACQUISITIONS

On September 12, 2006, the Company executed an Asset Purchase Agreement (the “Burton Purchase Agreement”) with Burton Golf, Inc. (“Burton”) and its principals. Under the Burton Purchase Agreement, which was effective as of September 3, 2006, ForeFront Burton, Inc., an indirectly wholly owned subsidiary of ForeFront Holdings, Inc. (“ForeFront” or “the Company”), acquired substantially all of the assets and assumed certain liabilities of Burton for an aggregate purchase price of $4,376,947. The purchase price consisted of $1,975,000 in cash, $1,225,000 in promissory notes, 250,000 shares of the Company’s common stock, representing a guaranteed value of $1,000,000 at a future measurement date, as described below, and $176,947 of acquisition costs, as discussed below.

Burton, based in Fort Walton Beach, Florida, manufactures and markets high quality golf bags and accessories and is a leading supplier of premium golf bags to the “on course” distribution channel which services golf pro shops throughout North America and internationally.

A portion of the purchase price under the Burton Purchase Agreement is evidenced by two unsecured promissory notes delivered to Burton. A short-term note in the principal amount of $475,000 was payable in three installments, with the final installment due in November 2006. The short-term note did not bear interest. A second note in the principal amount of $750,000 with interest accruing at 8% per annum is payable in two installments on the first and second anniversary of the closing. Payments of interest under this note are due quarterly and commenced in the third quarter of 2006. Each of the promissory notes may be prepaid at any time without penalty.

Additionally, as described above, a portion of the purchase price was satisfied with the issuance of 250,000 shares of the Company’s common stock, whereby the Company has guaranteed the value of such shares. The Company may be required to provide for the issuance of additional shares of common stock or the payment of cash contingent on the future market price of the shares issued. Unless the price of the security at least equals the specified amount of $4.00 per share on the second, two and one-half or third anniversary of the closing, the Company will be required to issue additional securities or pay cash sufficient to make the then current value of the total consideration equal to the guaranteed amount of $1,000,000. The Company issued, as underlying collateral for the guarantee, a security interest in a promissory note for the full guaranteed value of the shares of $1,000,000. The shares of common stock issued unconditionally at the purchase date were recorded at the then fair market value of $512,500 ($2.05 per share). The Company also recorded a liability for the guarantee under the purchase consideration in the amount of $487,500. Any additional securities issued or additional cash paid, upon the resolution of such contingency based on security prices, shall not affect the cost of the acquired entity regardless of whether the security price is maintained or a higher security price is achieved. When the contingency is resolved, the fair value of the securities originally issued will be adjusted accordingly.

In connection with the issuance of the Company’s common stock, the Company has agreed to grant certain registration rights to Burton. In the event the Company registers any of its common stock then Burton may request that the Company register all of the shares of its common stock then held by Burton. In addition, on the third anniversary of the closing, Burton may demand that the Company prepare and file a registration statement to permit the resale of the shares of common stock received by Burton under the Burton Purchase Agreement.

In connection with this transaction, ForeFront Burton also entered into employment agreements with Terry Andre and Donald Ochsenreiter. Pursuant to his employment agreement, Mr. Andre serves as Senior Vice President of Marketing of ForeFront Burton. The employment agreement provides for an annual base salary of $180,000 and has an initial term of four years. The employment agreement also provides for annual bonuses as determined by the Company’s Board of Directors and options to purchase 50,000 shares of the Company’s common stock. Pursuant to his employment agreement, Mr. Ochsenreiter serves as Senior Vice President of ForeFront Burton. The employment agreement provides for an annual base salary of $180,000 and, as amended, has a term of four months. The employment agreement also provides for a bonus of $50,000 upon the successful transition of management functions, as well as a severance payment of $180,000, payable over a period of twelve months, commencing on the date of termination.

In connection with the transactions contemplated by the Burton Purchase Agreement, ForeFront Burton entered into a short-term lease with Burton relating to the 109,583 square foot facility located in Ft. Walton Beach, Florida, formerly used by Burton in its operations. The lease provides for an initial lease term of six months, with monthly rent payments in the amount of $30,000 plus taxes and insurance. The lease may be extended for an additional six month term.

FOREFRONT HOLDINGS, INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2006 AND YEAR ENDED DECEMBER 31, 2005

(Unaudited)

NOTE 1 – ACQUISITIONS (continued)

On December 20, 2006, the Company executed an Asset Purchase Agreement (the “Devant Purchase Agreement”) with Devant, Ltd. (“Devant”) and its principals. Under the Devant Purchase Agreement, which was effective as of December 3, 2006, ForeFront Devant, Inc., an indirectly wholly owned subsidiary of the Company, acquired substantially all of the assets and assumed certain liabilities of Devant for an aggregate purchase price of $4,665,387, including $2,993,000 in cash, $400,000 in promissory notes, 250,000 shares of the Company’s common stock, representing a guaranteed value of $1,250,000 at a future measurement date, as described below, and $22,387 of acquisition costs, as discussed below.

Devant, based in Monroe, North Carolina, manufactures and markets high quality custom towels and is currently the leading producer in the golf and sporting goods towel markets. Devant specializes in image dyed, embroidered, and custom jacquard woven sport towels.

A portion of the purchase price under the Devant Purchase Agreement is evidenced by two unsecured promissory notes delivered to Devant. The first is a short-term note in the principal amount of $250,000 and is payable in five quarterly installments of $50,000 each, commencing on March 31, 2007. An additional short-term note, in the principal amount of $150,000, is payable in three monthly installments of $50,000 each, commencing on May 1, 2007. Each of the promissory notes may be prepaid at any time without penalty and none of the notes bear interest.

Additionally, as described above, a portion of the purchase price was satisfied with the issuance of 250,000 shares of the Company’s common stock, whereby the Company has guaranteed the value of such shares. The Company may be required to provide for the payment of cash contingent on the future market price of the shares issued. Unless the price of the security at least equals the specified amount of $5.00 per share on April 15, 2009, the Company will be required to pay cash sufficient to make the then current value of the total consideration equal to the guaranteed amount of $1,250,000. The Company issued, as underlying collateral for the guarantee, a security interest in a promissory note for the full guaranteed value of the shares of $1,250,000. The shares of common stock issued unconditionally at the purchase date were recorded at the then fair market value of $252,500 ($1.01 per share). The Company also recorded a liability for the guarantee under the purchase consideration in the amount of $997,500. Any additional cash paid, upon the resolution of such contingency based on the security price, shall not affect the cost of the acquired entity regardless of whether the security price is maintained or a higher security price is achieved. When the contingency is resolved, the fair value of the securities originally issued will be adjusted accordingly.

In connection with the issuance of the Company’s common stock, the Company has agreed to grant certain registration rights to Devant. In the event the Company registers any of its common stock then Devant may request that the Company register all of the shares of its common stock then held by Devant.

In connection with this transaction, ForeFront Devant also entered into an employment agreement with James M. Sheppard, Jr. Pursuant to his employment agreement, Mr. Sheppard serves as Senior Vice President of ForeFront Devant. The employment agreement provides for an annual base salary of $150,000 and has an initial term of one year. The employment agreement also provides for a severance payment of $150,000, payable over a period of twelve months, commencing on the date of termination.

In connection with the transactions contemplated by the Devant Purchase Agreement, ForeFront Devant entered into a long-term lease with a party affiliated with the shareholders of Devant relating to the 50,000 square foot facility located in Monroe, North Carolina, formerly used by Devant in its operations. The lease provides for an initial lease term of four years, with monthly rent payments in the amount of $16,750 plus taxes and insurance.

FOREFRONT HOLDINGS, INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2006 AND YEAR ENDED DECEMBER 31, 2005

(Unaudited)

NOTE 2 – PRO FORMA ADJUSTMENTS

The pro forma adjustments to the condensed combined balance sheet give effect to the purchase of Devant as if the transaction had occurred on September 30, 2006.

a.	Derived from the unaudited balance sheet of ForeFront at September 30, 2006.

b.	Derived from the audited balance sheet of Devant at September 30, 2006.

c.	Adjusted to record the issuance of 537,500 shares of preferred stock to the Company’s principal shareholder in order to fund the acquisition. The par value is $538 ($0.001 per share) and the paid-in-capital is $2,149,462.

d.	Adjusted for the elimination of property and equipment not acquired from Devant.

e.	Adjusted to record the intangibles related to the purchase of Devant as follows:

Purchase price including acquisition costs		$4,665,387

Fair value of assets and liabilities:
Current assets	$1,921,230
Tangible long-term assets	236,507
Identifiable intangible assets (reduced for negative goodwill)	3,028,376
Fair value of liabilities assumed	(520,726)

Net fair value assigned to assets acquired and liabilities assumed		$4,665,387

The acquisition costs include legal fees directly associated with the transaction of $22,387. The identifiable intangible assets include $1,086,504 allocated to the registered trade names “Devant” and “Sir Christopher Hatton,” each estimated to have an indefinite life and, thus, will not be amortized but will be periodically reviewed for impairment, and $1,941,872 allocated to a customer list to be amortized over three years. The amounts of these intangibles have been estimated based on information available to management. The estimated fair market values of the trade name and the customer list at the date of acquisition are $1,335,000 and $2,386,000, respectively, based on a third-party appraisal. As the pro forma condensed combined balance sheet is shown at September 30, 2006, the purchase price is less than the net fair value assigned to assets acquired and liabilities assumed. As such, the deficit, or “negative goodwill,” of $692,624 at September 30, 2006 has been subtracted pro rata from the trade name and customer list, respectively.

f.	Adjusted for the elimination of a line of credit not assumed from Devant.

g.	Adjusted to record borrowings under the Company’s revolving credit facility of $843,000 used to fund the acquisition.

h.	Adjusted to record the accrual of additional acquisition costs discussed above.

i.	Adjusted to record short-term debt issued to Devant. This debt is non-interest bearing and is payable in three monthly installments of $50,000 each, commencing on May 1, 2007. Also adjusted to record the current portion of $150,000 of the long-term debt discussed in ‘l’ below.

FOREFRONT HOLDINGS, INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2006 AND YEAR ENDED DECEMBER 31, 2005

(Unaudited)

j.	Adjusted for the elimination of the current portion of long-term debt not assumed from Devant of $34,092.

k.	Adjusted for the elimination of long term debt not assumed from Devant of $25,492 and to record long-term debt of $250,000 (net of current portion of $150,000 reflected in ‘j’ above) issued to Devant. This long-term debt is payable in five quarterly installments of $50,000 each, commencing on March 31, 2007.

l.	Adjusted to record a guarantee under purchase consideration of $997,500.

m.	Adjusted to record the issuance of 250,000 shares of common stock discussed above. The par value is $250 ($0.001 per share) and paid-in-capital is $252,250.

n.	Adjusted for the elimination of the equity accounts of Devant.

FOREFRONT HOLDINGS, INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2006 AND YEAR ENDED DECEMBER 31, 2005

(Unaudited)

The pro forma adjustments to the condensed combined statement of operations for the nine months ended September 30, 2006, give effect to the purchases of Burton and Devant as if the transactions had occurred on January 1, 2006.

a.	Derived from the unaudited statement of operations of ForeFront for the nine months ended September 30, 2006.

b.	Derived from the unaudited statement of operations of Burton for the eight months ended September 2, 2006. As the effective date of the Burton acquisition was September 3, 2006, Burton’s ninth month is included in the unaudited statement of operations of ForeFront for the nine months ended September 30, 2006.

c.	Derived from the audited statement of operations of Devant for the nine months ended September 30, 2006.

d.	Adjusted to record rent expense to Burton of $240,000, amortization on the customer lists acquired from Burton and Devant of $234,667 and $596,500, respectively, and stock option expense related to the 50,000 options granted, as discussed in Footnote 1, of $22,771. These adjustments are partially offset by the elimination of deferred compensation plan expense not assumed from Burton of $116,468, the elimination of depreciation of fixed assets not acquired from Burton and Devant of $33,851 and $5,927, respectively, the elimination of amortization on debt issue costs not assumed from Burton of $10,022, and the reduction in rent for Devant of $2,250.

e.	Adjusted for the elimination of interest expense of $223,119 and $69,150 related to debts not assumed from Burton and Devant, respectively, and to record interest expense of $40,000 related to a note issued to Burton.

f.	Adjusted for the elimination of the tax benefit not assumed from Burton.

g.	Adjusted for the issuance of 250,000 shares of the Company’s common stock to each of Burton and Devant, respectively.

The pro forma adjustments to the condensed combined statement of operations for the year ended December 31, 2005, give effect to the purchases of Burton and Devant as if the transactions had occurred on January 1, 2005.

a.	Derived from the audited statement of operations of ForeFront for the year ended December 31, 2005.

b.	Derived from the audited statement of operations of Burton for the year ended December 31, 2005.

c.	Derived from the unaudited statement of operations of Devant for the year ended December 31, 2005.

d.	Adjusted to record rent expense to Burton of $360,000, amortization on the customer lists acquired from Burton and Devant of $352,000 and $795,333, respectively, stock option expense related to the 50,000 options granted, as discussed in Footnote 1, of $34,157, and development expense of color separations and embroidery tapes that were improperly capitalized by Devant of $113,538. These adjustments are partially offset by the elimination of deferred compensation plan expense not assumed from Burton of $113,276, the elimination of depreciation of fixed assets not acquired from Burton and Devant of $49,499 and $6,559, respectively, the elimination of amortization on debt issue costs not assumed from Burton and Devant of $30,994 and $14,829, respectively, the elimination of amortization expense of color separations and embroidery tapes that were improperly capitalized by Devant of $62,127, and the reduction in rent for Devant of $3,000.

e.	Adjusted for the elimination of interest expense of $316,889 and $82,477 related to debts not assumed from Burton and Devant, respectively, and to record interest expense of $60,000 related to a note issued to Burton.

f.	Adjusted for the elimination of the tax benefit not assumed from Burton.

g.	Adjusted for the issuance of 250,000 shares of the Company’s common stock to each of Burton and Devant, respectively.